UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2018 (January 17, 2018)

EMARINE GLOBAL INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49933	95-4886472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4th Floor, 15-14, Samsan-ro 308beon-gil

Nam-gu, Ulsan, 44715 Republic of Korea

(Address of principal executive offices) (zip code)

+82-70-7204-9352

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copy to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Ference Kesner LLP

1185 Avenue of the Americas, 37th Fl.

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 17, 2018, the Board of Directors of eMARINE Global Inc. (the “Company”) adopted Amended and Restated Bylaws of eMARINE Global Inc. (the “Amended and Restated Bylaws”) to, among other things, conform certain provisions of the Amended and Restated Bylaws to the Company’s Amended Articles of Incorporation and to revise the procedures relating to filling vacancies on the board of directors.

The foregoing description of the provisions of the Amended and Restated Bylaws is qualified by reference to the Amended and Restated Bylaws, a copy of which is filed hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of eMARINE Global Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMARINE GLOBAL INC.

Dated: January 19, 2018	By:	/s/ Ung Gyu Kim
	Name:	Ung Gyu Kim
	Title:	Chief Executive Officer